EXHIBIT 10(a)
Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment  No. 7 to  Registration
Statement  No.  033-65381  of Allstate  Life of New York  Separate  Account A of
Allstate Life Insurance Company of New York on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 27, 2000 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New
York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectuses and Statements of Additional Information.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
May 9, 2000

EXHIBIT 10(b)  Consent of Freedman, Levy, Kroll & Simonds

FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 7 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 033-65381).


                        /s/  Freedman, Levy, Kroll & Simonds
                        FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 19, 2000